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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 1, 2006
                                                         -----------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-16439                94-1499887
          --------                       -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

     901 Marquette Avenue, Suite 3200
          Minneapolis, Minnesota                          55402-3232
          ----------------------                          ----------
 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code 612-758-5200
                                                            ------------

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

   Item 2.02.    Results of Operations and Financial Condition.
   Item 5.02.    Departure of Directors or Principal Officers;
                 Appointment of Principal Officers.
   Item 9.01.    Financial Statements and Exhibits.

   Signature
   Exhibit Index
   Exhibit 99.1

Item 2.02. Results of Operations and Financial Condition.

         On November 1, 2006, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and fiscal year ended September 30, 2006. See the Company's press release dated November 1, 2006, which is furnished as
Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 5.02. Departure of Directors or Principal Officers;
           Appointment of Principal Officers.

         (b) Thomas G. Grudnowski, who served as the Company's chief executive officer, president, and a member of the Board, resigned from all of the positions he held with the Company and its affiliated entities on November 1, 2006, effectively immediately. Mr. Grudnowski has agreed to remain as an employee of the Company during a transition period ending on January 31, 2007.

         (c) Charles M. Osborne, 53, has been appointed as the Company's chief executive officer, on an interim basis and effective November 1, 2006. Mr. Osborne has served the Company as a vice president and as chief financial officer since May 2004 and will continue to hold these positions while serving as interim chief executive officer. Additional information regarding Mr. Osborne's business experience is set forth at the end of Part I to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and incorporated by reference in this Item 5.02. A copy of the press release announcing Mr. Grudnowski's resignation and Mr. Osborne's appointment is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits.

Exhibit      Description
99.1         Press Release dated November 1, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FAIR ISAAC CORPORATION

                                       By /s/ Charles M. Osborne
                                          -------------------------------
                                          Charles M. Osborne
                                          Chief Executive Officer
Date:  November 1, 2006



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                                  EXHIBIT INDEX

Exhibit No.      Description                                Manner of Filing
-----------      -----------                                ----------------
99.1             Press Release dated November 1, 2006       Filed Electronically